TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Matthew J. Poznar

I, Matthew J. Poznar, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Matthew J. Poznar	Dated as of: April 1, 2022
Matthew J. Poznar

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Lisa M. Proch

I, Lisa M Proch, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Lisa M. Proch	Dated as of: April 1, 2022
Lisa M. Proch

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Peter F. Sannizzaro

I, Peter F. Sannizzaro, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Peter F. Sannizzaro	Dated as of: April 1, 2022
Peter F. Sannizzaro

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Samir Srivastava

I, Samir Srivastava, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Samir Srivastava	Dated as of: April 1, 2022
Samir Srivastava

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert W. Stein

I, Robert W. Stein, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Robert W. Stein	Dated as of: April 1, 2022
Robert W. Stein

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Ronald K. Tanemura

I, Ronald K. Tanemura, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the file numbers listed in Appendix A attached hereto with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By: /s/ Ronald K. Tanemura	Dated as of: April 1, 2022
Ronald K. Tanemura

Appendix A
Talcott Resolution Life Insurance Company
Power of Attorney Dated as of April 1, 2022
File Numbers:

033-06952	333-70153	333-101954
033-17207	333-76425	333-101955
033-19945	333-91925	333-102625
033-73566	333-91931	333-102628
033-73568	333-91927	333-104356
033-73570	333-91929	333-104357
033-80738	333-101923	333-105252
333-19605	333-101925	333-105254
333-35000	333-101927	333-105259
333-39604	333-101929	333-105266
333-39612	333-101931	333-105270
333-40414	333-101932	333-119414
333-41213	333-101934	333-119415
333-45301	333-101937	333-119417
333-50467	333-101938	333-119419
333-52711	333-101940	333-119422
333-66343	333-101942	333-136543
333-66939	333-101943	333-148555
333-68463	333-101944	333-148564
333-69439	333-101946	333-148570
333-69475	333-101948	333-168986
333-69485	333-101949	333-168990
333-69489	333-101950	333-176149
333-69493	333-101952	333-176150